EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
EARNINGS PER SHARE
Summary of computation of basic and diluted loss per common share

	For the Years Ended
	December 31,
	2021	2020	2019
Net (Loss) Income	$(6,747,453)	$6,944,691	$11,174,576

Weighted average number of ordinary share outstanding
Basic and Diluted	28,020,290	20,400,000	20,254,247

(Loss) Earnings per share
Basic and Diluted	$(0.24)	$0.34	$0.55